Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Zimmer Biomet Holdings, Inc. (the "Company") for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bryan C. Hanson
Bryan C. Hanson
Chairman, President and Chief Executive Officer
May 2, 2023

/s/ Suketu Upadhyay
Suketu Upadhyay
Executive Vice President and Chief Financial Officer
May 2, 2023